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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-63393, No. 333-77879, No. 333-86071, No.
333-86069, No. 333-30512) of CSK Auto Corporation of our report dated March 21, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Phoenix, AZ
April 25, 2000